NEWS RELEASE

FOR IMMEDIATE RELEASE

Contact:	Paul V. Cusick, Jr.
pcusick@century-bank.com

Phone:	781-393-4601

Fax:	781-393-4071
CENTURY BANCORP, INC. REPORTS FOURTH QUARTER RESULTS AND
DECLARES QUARTERLY DIVIDEND
Medford, MA, January 16, 2007—Century Bancorp, Inc. (NASDAQ:CNBKA) (www.century-bank.com) (“the Company”) today announced net income of $1,088,000, or $0.20 per share diluted, for the fourth quarter ended December 31, 2006, compared to net income of $1,271,000, or $0.23 per share diluted, for the fourth quarter ended December 31, 2005. For the year ended December 31, 2006, net income totaled $4,688,000, or $0.84 per share diluted, compared to net income of $6,880,000, or $1.24 per share diluted, for the same period a year ago. Included in income for 2006 is the previously announced pre-tax gain of $600,000 from the sale of its rights to future royalty payments for a portion of its Merchant Credit Card customer base.
Net interest income totaled $36,763,000 for the year ended December 31, 2006, versus $39,991,000 for the same period in 2005. The 8.1% decrease in net interest income for the period is mainly due to the current inverted yield curve environment and increased funding costs that resulted in a decrease of 18 basis points in the net interest margin as well as a $14,828,000 or 1.0% decrease in average earnings assets.
At December 31, 2006, total equity was $106.8 million compared to $103.2 million at December 31, 2005. The Company’s equity was increased by an improvement of $3.2 million in the net unrealized loss on the Company’s available-for-sale portfolio, this was partially offset by an additional $2.2 million net pension liability adjustment from the previously announced adoption of SFAS 158. Century’s leverage ratio stood at 8.45% on December 31, 2006, compared to 8.58% for the same period a year ago. Book value as of December 31, 2006 was $19.28 per share compared to $18.64 for the same period last year.
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Century’s allowance for loan losses was $9.7 million or 1.32% of loans outstanding at the end of the year, compared to $9.8 million, or 1.36% of loans outstanding at September 30, 2006 and $9.3 million or 1.35% at December 31, 2005. Non-performing assets totaled $0.1 million at December 31, 2006, compared to $0.3 million at September 30, 2006 and $0.9 million at December 31, 2005.
Century’s Board of Directors voted a regular quarterly dividend of 12.00 cents ($0.12) per share on Century Class A common stock, and 6.00 cents ($0.06) per share on Century Class B common stock. The dividends were declared payable February 15, 2007 to stockholders of record on February 1, 2007.
Century Bancorp, Inc., through its subsidiary bank, Century Bank and Trust Company, a state chartered full service commercial bank, operating twenty-two full-service branches in the Greater Boston area, offers a full range of Business, Personal and Institutional Services.
Century Bank and Trust Company is a member of the FDIC and is an Equal Housing Lender.
This press release contains certain “forward-looking statements” with respect to the financial condition, results of operations and business of the Company. Actual results may differ from those contemplated by these statements. The Company wishes to caution readers not to place undue reliance on any forward-looking statements. The Company disclaims any intent obligation to update publicly any such forward-looking statements, whether in response to new information, future events or otherwise.

Century Bancorp, Inc. and Subsidiaries
Consolidated Comparative Statements of Condition (unaudited)
(000’s)

	December 31,	December 31,
Assets	2006	2005
Cash and Due From Banks	$60,465	$47,626
Federal Funds Sold and Interest-bearing Deposits In Other Banks	99,203	105,053

Securities Available-For-Sale (AFS)	415,481	532,982

Securities Held-to-Maturity	265,712	286,578

Loans:
Commercial & Industrial	121,393	94,139
Construction & Land Development	49,153	58,846
Commercial Real Estate	323,700	302,279
Residential Real Estate	167,946	146,355
Consumer and Other	11,201	11,316
Home Equity	63,380	76,710

Total Loans	736,773	689,645
Less: Allowance for Loan Losses	9,713	9,340

Net Loans	727,060	680,305

Bank Premises and Equipment	22,955	25,228
Accrued Interest Receivable	7,372	7,127
Goodwill	2,714	2,714
Core Deposit Intangible	2,059	2,447
Other Assets	41,269	38,709

Total Assets	$1,644,290	$1,728,769

Liabilities
Demand Deposits	$283,449	$296,696

Interest Bearing Deposits:
Savings and NOW Deposits	274,231	239,326
Money Market Accounts	301,188	279,245
Time Deposits	410,097	401,773

Total Interest Bearing	985,516	920,344

Total Deposits	1,268,965	1,217,040

Borrowed Funds:
Securities Sold Under Agreements to Repurchase	86,960	50,010
Other Borrowed Funds	123,023	304,722

Total Borrowed Funds	209,983	354,732

Other Liabilities	22,441	17,713
Subordinated Debentures	36,083	36,083

Total Liabilities	1,537,472	1,625,568

Total Stockholders’ Equity	106,818	103,201

Total Liabilities & Stockholders’ Equity	$1,644,290	$1,728,769

Century Bancorp, Inc. and Subsidiaries
Consolidated Comparative Statements of Income (unaudited)
For the Quarter and Year-to-date ending
December 31, 2006 and 2005 (000’s)

	Quarter		Year-to-date
	2006	2005	2006	2005
Interest Income:
Loans	$13,300	$11,374	$51,437	$41,274
Securities Held-to-Maturity	2,447	2,678	10,112	11,635
Securities Available-for-Sale	3,980	4,711	17,194	19,540
Federal Funds Sold and Interest-bearing Deposits In Other Banks	1,519	25	1,964	362

Total Interest Income	21,246	18,788	80,707	72,811

Interest Expense:
Savings and NOW Deposits	1,524	889	4,950	3,552
Money Market Accounts	2,954	1,652	9,804	7,018
Time Deposits	4,957	2,612	16,026	8,835
Securities Sold Under Agreements to Repurchase	686	358	2,681	813
Other Borrowed Funds and Subordinated Debentures	2,137	3,910	10,483	12,602

Total Interest Expense	12,258	9,421	43,944	32,820

Net Interest Income	8,988	9,367	36,763	39,991

Provision For Loan Losses	225	150	825	600

Net Interest Income After Provision for Loan Losses	8,763	9,217	35,938	39,391

Other Operating Income
Service Charges on Deposit Accounts	1,737	1,400	6,702	5,846
Lockbox Fees	677	668	2,772	2,807
Brokerage Commissions	29	64	149	462
Other Income	293	501	1,742	1,858

Total Other Operating Income	2,736	2,633	11,365	10,973

Operating Expenses
Salaries	4,381	4,754	18,126	18,679
Employee Benefits	1,342	1,325	5,689	5,518
Occupancy	921	995	3,907	3,798
Equipment	738	758	3,043	2,987
Other	2,468	2,269	9,431	9,336

Total Operating Expenses	9,850	10,101	40,196	40,318

Income Before Income Taxes	1,649	1,749	7,107	10,046

Income Tax Expense	561	478	2,419	3,166

Net Income	$1,088	$1,271	$4,688	$6,880

Century Bancorp, Inc. and Subsidiaries
Consolidated Year-to-Date Average Comparative Statements of Condition (unaudited)
(000’s)

	December 31,	December 31,
Assets	2006	2005
Cash and Due From Banks	$58,543	$53,887
Federal Funds Sold and Interest-Bearing Deposits in Other Banks	37,728	15,897

Securities Available-For-Sale (AFS)	497,467	581,007
Securities Held-to-Maturity	275,897	311,738

Total Loans	723,825	641,103
Less: Allowance for Loan Losses	9,608	9,353

Net Loans	714,217	631,750

Unrealized loss an Securities Available-For-Sale	(12,568)	(10,033)
Bank Premises and Equipment	24,032	26,216
Accrued Interest Receivable	7,517	7,516
Goodwill	2,714	2,714
Core Deposit Intangible	2,259	2,644
Other Assets	41,104	35,381

Total Assets	$1,648,910	$1,658,717

Liabilities
Demand Deposits	$284,295	$283,876

Interest Bearing Deposits:
Savings and NOW Deposits	290,172	313,147
Money Market Accounts	327,203	366,622
Time Deposits	359,046	265,310

Total Interest Bearing	976,421	945,079

Total Deposits	1,260,716	1,228,955

Borrowed Funds:
Securities Sold Under Agreements to Repurchase	70,861	39,746
Other Borrowed Funds	156,060	232,064

Total Borrowed Funds	226,921	271,810

Other Liabilities	19,802	16,463
Subordinated Debentures	36,083	36,814

Total Liabilities	1,543,522	1,554,042

Total Stockholders’ Equity	105,388	104,675

Total Liabilities & Stockholders’ Equity	$1,648,910	$1,658,717

Total Average Earning Assets — QTD	$1,564,210	$1,533,646

Total Average Earning Assets — YTD	$1,534,917	$1,549,745

Century Bancorp, Inc. and Subsidiaries
Consolidated Selected Key Financial Information (unaudited)
(000’s, except share data)

	December 31,	December 31,
	2006	2005
Performance Measures:

Earnings per average share, basic, quarter	$0.20	$0.23
Earnings per average share, diluted, quarter	$0.20	$0.23
Earnings per average share, basic, year-to-date	$0.85	$1.24
Earnings per average share, diluted, year-to-date	$0.84	$1.24
Return on average assets, year-to-date	0.28%	0.41%
Return on average stockholders’ equity, year-to-date	4.45%	6.57%
Net interest margin (taxable equivalent), quarter	2.30%	2.44%
Net interest margin (taxable equivalent), year-to-date	2.40%	2.58%
Efficiency ratio, year-to-date	83.5%	79.1%
Book value per share	$19.28	$18.64
Tangible book value per share	$18.42	$17.71
Tangible capital / tangible assets	6.22%	5.69%

Common Share Data:
Average shares outstanding, basic, quarter	5,541,156	5,535,442
Average shares outstanding, basic, year-to-date	5,540,966	5,535,202
Average shares outstanding, diluted, quarter	5,550,796	5,553,113
Average shares outstanding, diluted, year-to-date	5,550,722	5,553,009

Shares outstanding Class A	3,498,738	3,453,202
Shares outstanding Class B	2,042,450	2,082,240

Total shares outstanding at period end	5,541,188	5,535,442

Assets Quality and Other Data:

Allowance for loan losses / loans	1.32%	1.35%
Nonaccrual loans	$135	$949
Nonperforming assets	$135	$949
Loans 90 days past due and still accruing	$789	$0
Net charge-offs (recoveries)	$453	$261

Leverage ratio	8.45%	8.58%
Tier 1 risk weighted capital ratio	15.69%	15.46%
Total risk weighted capital ratio	16.76%	16.48%
Total risk weighted assets	$906,094	$913,853